EXHIBIT TO BE FILED BY EDGAR



          ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                    (c)  Exhibits:

                         1.   News release, dated April 10, 1997.